**Deloitte.**

Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1414
USA

Tel: +1 212 436 2000
Fax: +1 212 436 5000
www.deloitte.com

October 13, 2009

Mr. Steven Moskowitz
Chief Operating Officer and Chief Financial Officer
Spongetech Delivery Systems, Inc.
19 West 33rd Street, Suite 518
New York, New York 10001

Dear Mr. Moskowitz:

This is to confirm that Deloitte & Touche LLP will not act as SpongeTech Delivery Systems, Inc.'s independent registered public accounting firm for the fiscal year ending May 31, 2010.

Yours truly,

Deloitte & Touche LLP

cc: PCAOB Letter File
Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561
Fax (202) 772-9251 and 9252 (PCAOB Letter File and 7th Floor)

Mr. Michael Metter, Chief Executive Officer